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                                                                 Exhibit 10.20

                        RESTRICTED STOCK AWARD AGREEMENT

                     UNDER THE CYPRESS COMMUNICATIONS, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN

      THIS RESTRICTED STOCK AWARD AGREEMENT (this "AGREEMENT") is entered into as of May 31, 2000 (the "GRANT DATE"), by and between Cypress Communications, Inc., a Delaware corporation (the "CORPORATION"), and W. Frank Blount (the "EMPLOYEE") with reference to the following facts:

      A. The Employee has entered into an employment agreement with the Corporation dated as of May 31, 2000 (the "EMPLOYMENT AGREEMENT") that provides for a restricted stock award of 500,000 shares of the Corporation's Common Stock (the "COMMON STOCK") upon the terms and conditions set forth herein (the "GRANT");

      B. The Grant has been approved by the Compensation Committee of the Board of Directors (the "COMMITTEE") under the terms of the Cypress Communications, Inc. 2000 Stock Option and Incentive Plan (the "PLAN");

            NOW, THEREFORE, the parties agree as follows:

1. GRANT. The Corporation hereby grants to Employee a restricted stock award of 500,000 shares of the Corporation's Common Stock (the "SHARES") under
      Section 6 of the Plan, subject to the terms and conditions set forth herein.

2. RESTRICTIONS ON TRANSFER PRIOR TO VESTING. Prior to the time that the Shares become vested, Employee cannot sell, assign, transfer, pledge or otherwise dispose of, alienate or encumber the Shares, any interest therein, any amount payable in respect thereof or any Restricted Property (as defined below). The transfer restrictions in the preceding sentence will not apply to (i) transfers to the Corporation, or (ii) transfers by will or the laws of descent and distribution.

3. DIVIDENDS; VOTING RIGHTS. After the Grant Date, the Employee will have voting rights and cash dividend rights with respect to the Shares. Any securities or other property receivable in respect of the Shares as a result of any dividend or other distribution (other than cash dividends), conversion or exchange of or with respect to the Shares ("RESTRICTED PROPERTY") will be subject to the restrictions set forth in this Agreement to the same extent as the Shares to which such securities or other property relate and will be held and accumulated for the benefit of the Employee.

4. CERTIFICATES. The Corporation will issue a certificate or certificates for the Shares, registered in the name of the Employee, which certificate(s) will upon redelivery thereof to the Corporation pursuant to Section 5 be held by the Corporation until such Shares become vested or the Shares are forfeited in accordance with Section 10. The certificate(s) representing Shares forfeited in accordance with Section 10 and any shares accumulated thereon and any other cash, rights or property (including Restricted Property) accumulated in respect thereof will, upon such forfeiture, revert to the Corporation. The certificate(s) representing Shares will bear the following legend and/or any other appropriate or required legends under applicable laws:

            "THIS CERTIFICATE AND THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE COMPANY'S 2000 STOCK OPTION AND INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, TO SUBSTANTIAL RESTRICTIONS ON TRANSFER AND TO RETURN TO THE ISSUER IN CERTAIN CIRCUMSTANCES, ALL AS SET FORTH IN THE PLAN AND SUCH AGREEMENT. A COPY OF THE PLAN AND SUCH AGREEMENT ARE ON FILE IN THE OFFICES OF THE CORPORATE SECRETARY OF THE ISSUER."
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5.    CERTIFICATES TO BE HELD BY THE CORPORATION; POWER OF ATTORNEY. Upon
      delivery to the Employee of the certificate(s) representing the Shares, the Employee will redeliver such certificate(s) to the Corporation, together with a stock power or stock powers, in blank, with respect to such certificate(s), to be held by the Corporation pursuant to the terms hereof. The Employee, by execution of this Agreement, will be deemed to appoint the Corporation and each of its authorized representatives as the Employee's attorney(s)-in-fact to effect any transfer of unvested or forfeited Shares or related cash, property or rights (including Restricted Property) to the Corporation as may be required pursuant to this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

6. DELIVERY OF CERTIFICATES. Promptly after the vesting of the Shares in accordance with the terms hereof, a certificate or certificates evidencing the number of Shares which have vested will be delivered to the Employee (or, in the event of his death, his beneficiary or personal representative). The Employee or such other person will deliver to the Corporation any representations or other documents or assurances required pursuant to Section 11.

7. RETURN OF SHARES. Upon the occurrence of any forfeiture of Shares by the Employee in accordance with this Agreement, such forfeited Shares will be automatically transferred to the Corporation, without any other action by the Employee, or the Employee's beneficiary or personal representative, as the case may be. The Corporation may exercise its powers under Section 5 and take any other action necessary or advisable to evidence such transfer. The Employee, or the Employee's beneficiary or personal representative, as the case may be, will deliver any additional documents of transfer that the Corporation requests to confirm the transfer of such forfeited Shares to the Corporation.

8. DELIVERY OF SHARES. Vested Shares and any other amounts deliverable pursuant to this Agreement will be delivered and paid only to the Employee or the Employee's beneficiary or personal representative, as the case may be.

9. VESTING; LAPSE OF RESTRICTIONS. The Employee will become vested in the Shares and any Restricted Property with respect thereto if Employee remains employed by the Corporation until May 30, 2005 (the "VESTING DATE").

      Notwithstanding the foregoing, the Shares will become fully vested prior to the Vesting Date if there is a Change of Control, as defined in the Plan, while Employee is employed by the Corporation or if Employee's employment with the Corporation is terminated because of his death of Disability, as defined in the Employment Agreement.

      If the Corporation terminates Employee's employment without Cause, as defined in the Employment Agreement, the Shares will become vested in the same proportion that the number of whole months of Employee's employment with the Corporation (not in excess of sixty) bears to sixty.

      Employee must be continuously employed by the Corporation through each applicable vesting event as a condition to the vesting of the Shares or portion thereof under this Agreement.

      Nothing contained in this Agreement constitutes an employment commitment by the Corporation, affects the terms of Employee's status as an employee as set forth in the Employment Agreement, confers upon the Employee any right to remain employed by the Corporation or any affiliate, or interferes in any way with the right of the Corporation at any time to terminate such employment.

10. TERMINATION OF EMPLOYMENT. The Employee will forfeit to the Corporation any of the Shares that are not vested as of the date that Employee's employment by the Corporation terminates or is terminated.

11. COMPLIANCE; APPLICATION OF SECURITIES LAWS. This Agreement and the offer, issuance and delivery of the Shares or other securities and/or the payment of money under

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      this Agreement are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Agreement will be subject to such restrictions, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

12. SHARE CERTIFICATE LEGEND. The Employee represents that he understands and acknowledges that any certificate evidencing the Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) when issued will bear, in addition to any other legends which may be required by applicable securities laws, the legend set forth in Section 4.

13. NOTICES. Any notice to be given under the terms of this Agreement will be in writing and addressed to the Corporation at its principal executive office, to the attention of the General Counsel, and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may thereafter designate in writing to the other. Any such notices will be given only when received, but if the Employee is no longer an officer or employee of the Corporation, such notice will be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

14. TAX WITHHOLDING. Not later than the date of any taxable event arising under this Agreement, Employee will pay to the Corporation or make arrangements satisfactory to the Administrator of the Plan for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Employee acknowledges and agrees that the Corporation has the right to deduct from payments of any kind otherwise due to Employee, or from any Shares to be delivered under this Agreement, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event arising under this Agreement.

15. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

16. SECTION HEADINGS. The section headings of this Agreement are for convenience of reference only and will not be deemed to alter or affect any provision hereof.

17. PLAN. All rights of the Employee under this Agreement are subject to, and the Employee agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference, including without limitation the provisions of the Plan relating to changes in the Common Stock upon the occurrence of certain events. The Employee acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof. The Employee acknowledges reading and understanding the Plan. UNLESS OTHERWISE EXPRESSLY PROVIDED IN OTHER SECTIONS OF THIS AGREEMENT, PROVISIONS OF THE PLAN THAT CONFER DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS OR THE COMMITTEE DO NOT AND WILL NOT BE DEEMED TO CREATE ANY RIGHTS IN THE EMPLOYEE UNLESS SUCH RIGHTS ARE EXPRESSLY SET FORTH HEREIN OR ARE OTHERWISE IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS OR THE COMMITTEE SO CONFERRED BY APPROPRIATE ACTION OF THE BOARD OF DIRECTORS OR THE COMMITTEE UNDER THE PLAN AFTER THE DATE HEREOF.

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      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the
Grant Date.

                                    CYPRESS COMMUNICATIONS, INC.
                                    a Delaware corporation


                                    By: /s/ R. Stanley Allen
                                        --------------------------------------

                                    Its:
                                        --------------------------------------

                                    EMPLOYEE


                                    Signature: /s/ W. Frank Blount
                                               -------------------------------

                                    Print Name:
                                               -------------------------------


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                                    Address

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                                    City, State, Zip Code

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                                 SPOUSAL CONSENT

            In consideration of the execution of the foregoing Restricted Stock Award Agreement by Cypress Communications, Inc., I, ___________________________, the spouse of the Employee therein named, do hereby agree to be bound by all of the terms and provisions of such Agreement and the Cypress Communications, Inc. 2000 Stock Option and Incentive Plan.


Date:                                     /s/ Mary Ellen Blount
     ----------------------------         -------------------------------------
                                          SIGNATURE OF SPOUSE